Exhibit 99.1
Rocket Fuel Reports Financial Results for Third Quarter 2016
and Announces Management Changes

GAAP Operating Cash Flow of $8.3 Million and Non-GAAP Free Cash Flow of $3.8 Million in the Third Quarter of 2016

REDWOOD CITY, Calif., October 25, 2016 - Rocket Fuel Inc. (NASDAQ: FUEL), a leading programmatic marketing platform provider, today announced financial results for the third quarter ended September 30, 2016.
“Rocket Fuel’s third quarter net revenue of $62.6 million was slightly below our guidance of $63 to $66 million primarily due to unexpected weakness in our political and EMEA businesses,” said Randy Wootton, chief executive officer.  “While we are disappointed with our top-line performance, we are pleased to see steady growth in our platform solutions business, with revenue increasing 141% year-over-year.  Our ongoing focus to drive further operational improvements was evident, as we delivered adjusted EBITDA at the high-end of our guidance range, representing strong improvement both sequentially and year-over-year.  Additionally, we had a good quarter from a free cash flow perspective, and made progress towards our stated goal of being free cash flow positive for 2016.  We remain committed to our plans to return the company to growth and build a successful platform solutions business.”

Financial Highlights for the Third Quarter of 2016
GAAP Revenue: $109.7 million, 2% below last year's third quarter total of $111.8 million.
Revenue derived from North America was $90.9 million, down 3% from last year's third quarter. Revenue from outside North America was $18.8 million, up 2% from last year.
Platform Solutions revenue grew significantly year-on-year, representing 19% of GAAP revenue in the third quarter versus 8% in last year’s third quarter. Media Services revenue was 81% and 92% of GAAP revenue, respectively.

Non-GAAP Net Revenue: $62.6 million, down 8% compared to $68.2 million non-GAAP Net Revenue in the third quarter of 2015.
GAAP Net Loss: $(10.7) million, or $(0.24) per diluted share compared to a net loss of $(136.6) million, or $(3.19) per diluted share, in the third quarter of 2015.
Non-GAAP Adjusted EBITDA: $6.6 million compared to $3.4 million in the third quarter of 2015.
Non-GAAP Adjusted Net Loss: $(3.6) million, or $(0.08) per diluted share, compared to an adjusted net loss of $(7.0) million, or $(0.16) per diluted share, for the third quarter of 2015.
GAAP Net Cash provided by Operating Activities: $8.3 million, compared to $9.5 million in the third quarter of 2015.
Non-GAAP Free Cash Flow: $3.8 million, compared to $5.6 million in the third quarter of 2015.
Cash and Cash Equivalents: $78.7 million as of September 30, 2016, up sequentially by $12.0 million from the second quarter 2016. Cash and Cash Equivalents was $78.6 million as of December 31, 2015.

Top Customers: Revenue from top 50 customers was 59% of total revenue, compared to 49% in the third quarter of fiscal year 2015. Revenue from top 250 customers was 86% of total revenue, compared to 80% in the third quarter of fiscal year 2015.

Employee Headcount: 858 as of September 30, 2016, down from 962 in the third quarter of 2015.

Financial Outlook for the Fourth Quarter of 2016

For the fourth quarter of 2016, the Company expects:
- Non-GAAP net revenue between $57 million and $62 million.
- Non-GAAP Adjusted EBITDA between $1 million and $6 million.
The Company does not reconcile its forward-looking non-GAAP financial measures, net revenue and Adjusted EBITDA, to the corresponding GAAP measures due to the high variability and difficulty in making accurate forecasts and projections in respect to the interplay between revenue and the corresponding margins. Our Media Services and Platform Solutions have different media margins and the pace of the transition of some of our business from Media Services to Platform Solutions, the pace of adoption, or activation of existing Platform Solutions customers, and the corresponding future margins cannot be reasonably predicted. The GAAP measure net income includes stock-based compensation expense that is impacted by future hiring and retention needs, and the future share price of Rocket Fuel’s stock. Similarly, restructuring charges, which we exclude from our non-GAAP measure Adjusted EBITDA, are impacted by future decisions and by actions involving our facilities that are difficult to predict. The actual amounts of these excluded items will have a significant impact on the Company’s GAAP net income. Accordingly, reconciliations of these two forward-looking non-GAAP financial measures to the corresponding GAAP measures are not available without unreasonable effort.
Management Changes
Today, the Company announces that Stephen Snyder, an experienced SaaS executive, will join the Company as its Chief Financial Officer, effective November 10, 2016.  Mr. Snyder will succeed Rex S. Jackson, who is resigning from the Company, effective October 26, 2016, to pursue another opportunity.  Mr. Snyder brings to Rocket Fuel more than 20 years of financial leadership, most recently as CFO of a technology platform company in the energy industry, and having served in executive roles in finance, operations and sales at Adobe Systems and Hewlett Packard. Beginning on October 27, 2016, Henrik Gerdes, the Company's Vice President, Corporate Controller and Treasurer, will serve as interim Chief Financial Officer.

“Stephen’s financial expertise will be invaluable to Rocket Fuel as we continue our transformation into a SaaS-based platform. He is a great addition to our strong management team,” said CEO Randy Wootton. “Rex has made many valuable contributions to our company that have set us up for success, and I wish him the best of luck in his new role.”

Conference Call, Webcast and Related Information
The Rocket Fuel third quarter 2016 teleconference and webcast is scheduled to begin at 2:00 PM Pacific time on Tuesday, October 25, 2016. To participate on the live call, analysts and investors should dial 1-888-632-5006, or outside the U.S. 913-312-1448, at least ten minutes prior to the call. Rocket Fuel will post supplemental slides with the Company's latest financial results on http://investor.rocketfuel.com under Events & Presentations concurrently with this earnings press release. Rocket Fuel will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of its website at http://investor.rocketfuel.com.

Use of Non-GAAP Measures

We provide information relating to non-GAAP net revenue, non-GAAP adjusted EBITDA, non-GAAP adjusted net income (loss), non-GAAP operating expenses and non-GAAP free cash flow, which are financial measures that have not been prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). These non-GAAP financial measures have been included in this press release, or discussed on our teleconference and webcast, because they are measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget, and to develop short- and long-term operational plans.

We define non-GAAP net revenue as GAAP revenue less media costs. Media costs consist of costs for advertising impressions we purchase from advertising exchanges or other third parties. A limitation of non-GAAP net revenue is that it is a measure designed for internal purposes that may be unique to Rocket Fuel and may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that have similar business arrangements but present the impact of media costs differently. Our management compensates for this limitation by also considering the comparable GAAP financial measures of revenue, media costs and other costs of revenue.
We define non-GAAP adjusted EBITDA as GAAP net income (loss) before interest expense, other income (expense), net, income tax provision (benefit), depreciation and amortization expense (including amortization of capitalized software development expenses), stock-based compensation expense and related payroll taxes, acquisition and restructuring related expenses, and impairment charges. Non-GAAP adjusted EBITDA has a number of limitations, including the following: although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future and non-GAAP adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; non-GAAP adjusted EBITDA is often considered an approximation of operating cash flow, but in our case excludes software development costs capitalized in a current period and excludes those costs as they are amortized over future periods; non-GAAP adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; non-GAAP adjusted EBITDA does not consider the potentially dilutive impact of equity-based compensation; non-GAAP adjusted EBITDA does not reflect acquisition and restructuring related expenses, the expenses capitalized for internal-use software, tax and interest expenses that may represent payments reducing the cash available to us; and other companies, including those in our industry, may calculate non-GAAP adjusted EBITDA differently, which reduces its usefulness as a comparative measure. Because of these limitations, our management considers non-GAAP adjusted EBITDA alongside other financial performance measures, including cash flow metrics, net income (loss) and our other GAAP results.
We define non-GAAP adjusted net income (loss) as GAAP net income (loss) excluding stock-based compensation expense, amortization of intangible assets, impairment charges, acquisition and restructuring related expenses and the estimated tax impact of the foregoing items. A limitation of non-GAAP adjusted net income (loss) is that it is a measure that may be unique to Rocket Fuel and may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that define adjusted net income (loss) differently. This measure may also exclude expenses that may have a material impact on Rocket Fuel’s reported financial results. Our management compensates for these limitations by also considering the comparable GAAP financial measure of net income (loss).
We define non-GAAP operating expenses as GAAP total costs and expenses less media costs, depreciation and amortization expense (including amortization of capitalized software development costs), impairment charges, stock-based compensation expense and related payroll taxes, and acquisition and restructuring related expense. Non-GAAP operating expenses has a number of limitations, including the following: although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future and this measure does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; non-GAAP operating expenses is often considered an approximation of operating cash flow, but in our case excludes software development costs capitalized in a current period and excludes those costs as they are amortized over future periods; non-GAAP operating expenses does not reflect changes in, or cash requirements for, our working capital needs; non-GAAP operating expenses does not consider the potentially dilutive impact of equity-based compensation; non-GAAP operating expenses does not reflect acquisition and restructuring related expenses, the expenses capitalized for internal-use software, tax and interest expenses that may represent payments reducing the cash available to us; and other companies, including those in our industry, may calculate non-GAAP operating expenses differently, which reduces its usefulness as a comparative measure. Because of these limitations, our management considers non-GAAP operating expenses alongside other financial performance measures, including total expenses, cash from operating activities and our other GAAP results.
In addition, we provide information about our non-GAAP free cash flow. We define non-GAAP free cash flow as the net cash provided by (or used in) operating activities less the cash used for purchases of property, equipment and software and for capitalized internal-use software development costs. A limitation of free cash flow is that it may be unique to Rocket Fuel and may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that define free cash flow differently from us. This measure also does not represent the residual cash flow available to us for discretionary expenditures or investments because we have mandatory capital leases and debt service requirements that may have a material impact on Rocket Fuel’s liquidity. Our management compensates for these limitations by also considering the comparable GAAP financial measure of net cash provided by (or used in) operating activities.
For a reconciliation of non-GAAP financial measures to the nearest comparable GAAP financial measures, see “Reconciliation from GAAP Revenue to Non-GAAP Net Revenue,” “Reconciliation from GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA,” “Reconciliation from GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income (Loss)”, “Reconciliation from GAAP Total Cost and Expenses to Non-GAAP Operating Expenses" and “Reconciliation from GAAP Net Cash Provided by (or Used in) Operating Activities to Non-GAAP Free Cash Flow" included in this press release.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP.

Cautions Regarding Forward-Looking Statements

This press release and the webcast of the same date contain forward-looking statements regarding future events and our future financial performance, including but not limited to expected progress against achieving our three strategic imperatives; the value of our Moment Scoring technology; our sales and marketing execution and focus on high value accounts; expectations regarding our platform solutions business and our media services business; expected changes in our revenue mix and shifts in margins; our ability to improve and activate relationships with agencies and agency holding companies; our customer and supplier relationships; our operating expenses and cost structure; and expectations for fourth quarter non-GAAP net revenue and non-GAAP adjusted EBITDA, and financial goals for fiscal year 2017. Words such as "expect," "believe," "intend," "plan," "goal," "focus," "anticipate," and other similar words are also intended to identify forward-looking statements.

These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from the results anticipated by such statements, including, without limitation: our limited operating history, particularly as a relatively new public company; fluctuations in our operating results, including but not limited to fluctuations due to seasonality; our history of losses; our ability to achieve the expected benefits of our efficiency improvement plans; risks due to employee attrition and integration of new leadership and employees; risks associated with our growth, including growth outside of the U.S.; risks associated with margin shifts in the industry; our ability to adequately address competition, particularly from agency trading desks; our ability to serve the needs of agencies and agency holding companies and make the right investment decisions with regard to new products, technology, and sales strategies; and risks associated with maintaining or increasing sales to new and existing customers and maintaining customer satisfaction.

Additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements are under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on August 8, 2016 and in subsequent SEC filings. These forward-looking statements are made as of the date of this press release and the related webcast, and Rocket Fuel expressly disclaims any obligation or undertaking to update the forward-looking statements contained herein or therein to reflect events that occur or circumstances that exist after the date on which the statements were made.

About Rocket Fuel

Rocket Fuel applies artificial intelligence and big data to predict the potential of every moment and make marketing more meaningful and accountable.

Headquartered in Redwood City, California, Rocket Fuel has more than 20 offices worldwide and trades on the NASDAQ Global Select Market under the ticker symbol "FUEL." For more information, please visit http://www.rocketfuel.com or call 1-888-717-8873.

Investor Relations:
(650) 481-6082
ir@rocketfuel.com

Rocket Fuel, the Rocket Fuel logo, and Moment Scoring are trademarks or registered trademarks of Rocket Fuel Inc. in the United States and other countries.

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30,	December 31,
	2016	2015
Assets
Current Assets:
Cash and cash equivalents	$78,663	$78,560
Accounts receivable, net	113,169	124,998
Prepaid expenses	2,812	3,803
Other current assets	4,034	2,081
Total current assets	198,678	209,442
Property, equipment and software, net	65,431	82,781
Restricted cash	1,839	2,141
Intangible assets, net	38,639	50,919
Deferred tax assets, net	676	718
Other assets	640	1,053
Total Assets	$305,903	$347,054

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$64,068	$71,292
Accrued and other current liabilities	33,623	40,734
Deferred revenue	3,556	2,116
Current portion of capital leases	8,807	8,602
Current portion of debt	71,112	45,720
Total current liabilities	181,166	168,464
Debt - Less current portion	—	17,617
Capital leases - Less current portion	7,911	11,855
Deferred rent - Less current portion	15,254	14,042
Other liabilities	850	1,176
Total liabilities	205,181	213,154

Stockholders' Equity:
Common stock	45	44
Additional paid-in capital	468,907	453,338
Accumulated other comprehensive loss	(698)	(151)
Accumulated deficit	(367,532)	(319,331)
Total stockholders' equity	100,722	133,900
Total Liabilities and Stockholders' Equity	$305,903	$347,054

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except loss per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue	$109,720	$111,836	$331,433	$336,235
Costs and expenses:
Media costs	47,092	43,673	140,573	138,389
Other cost of revenue (1)	22,790	20,105	63,272	59,887
Research and development (1)	7,913	11,022	27,990	34,136
Sales and marketing (1)	29,084	41,681	102,114	126,309
General and administrative (1)	11,912	12,328	38,998	44,663
Impairment of goodwill	—	117,521	—	117,521
Restructuring	—	—	1,567	6,471
Total costs and expenses	118,791	246,330	374,514	527,376
Operating loss	(9,071)	(134,494)	(43,081)	(191,141)
Interest expense	1,082	1,087	3,351	3,472
Other (income) expense, net	411	797	1,083	2,309
Loss before income taxes	$(10,564)	$(136,378)	$(47,515)	$(196,922)
Income tax provision	171	213	686	942
Net loss	$(10,735)	$(136,591)	$(48,201)	$(197,864)

Basic and diluted net income (loss) per share attributable to common stockholders	$(0.24)	$(3.19)	$(1.09)	$(4.67)
Basic and diluted weighted-average shares used to compute net loss per share attributable to common stockholders	44,353	42,763	44,167	42,350

(1)	Includes unaudited stock-based compensation expense as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Other cost of revenue	$523	$465	$1,546	$1,567
Research and development	451	1,688	2,797	5,769
Sales and marketing	1,011	2,478	3,857	7,634
General and administrative	1,127	1,676	3,804	5,218
	$3,112	$6,307	$12,004	$20,188

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Operating Activities:
Net loss	$(10,735)	$(136,591)	$(48,201)	$(197,864)
Adjustments to reconcile net loss to net cash provided by operating activities:
Impairment of goodwill	—	117,521	—	117,521
Depreciation and amortization	12,546	14,055	37,691	38,078
Impairment of long-lived assets	—	—	1,225	2,704
Accelerated amortization of leasehold improvements	—	—	7,059	—
Stock-based compensation	3,112	6,307	12,004	20,188
Deferred taxes	(152)	20	41	—
Other non-cash adjustments, net	1,110	71	2,717	1,115
Changes in operating assets and liabilities:
Accounts receivable	(173)	8,771	9,929	24,133
Prepaid expenses and other assets	1,109	3,574	(1,100)	9,892
Accounts payable, accrued and other liabilities	317	(3,764)	(5,599)	(15,120)
Deferred rent	(392)	(206)	(6,495)	684
Deferred revenue	1,568	(280)	1,440	1,058
Net cash provided by operating activities	8,310	9,478	10,711	2,389

Investing Activities:
Purchases of property, equipment and software	(1,977)	(712)	(5,032)	(10,797)
Business acquisition, net	—	(367)	—	(367)
Capitalized internal-use software development costs	(2,496)	(3,159)	(8,420)	(9,207)
Other investing activities	92	—	424	636
Net cash used in investing activities	(4,381)	(4,238)	(13,028)	(19,735)

Financing Activities:
Proceeds from issuance of stock, net of issuance costs	1,632	—	1,632	—
Proceeds from employee stock plans, net	174	234	1,254	3,373
Tax withholdings related to net share settlements of restricted stock units	(411)	(441)	(1,020)	(974)
Repayment of capital lease obligations	(2,191)	(1,582)	(6,409)	(4,337)
Proceeds from debt facilities, net of issuance costs	9,000	—	31,350	(242)
Repayment of debt facilities	—	(1,500)	(24,000)	(4,500)
Net cash provided by (used in) financing activities	8,204	(3,289)	2,807	(6,680)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(134)	67	(387)	53
Change in Cash and Cash Equivalents	11,999	2,018	103	(23,973)
Cash and Cash Equivalents—Beginning of period	66,664	81,065	78,560	107,056
Cash and Cash Equivalents—End of period	$78,663	$83,083	$78,663	$83,083

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Supplemental Disclosures of Other Cash Flow Information:
Cash paid for income taxes, net of refunds	$65	$380	$449	$834
Cash paid for interest	939	1,009	2,876	2,930
Supplemental Disclosures of Non-Cash Investing and Financing Activities:
Purchases of property, equipment and software recorded in accounts payable and accruals	$556	$1,664	$556	$1,664
Stock issuance costs recorded in in accounts payable and accruals	132	—	132	—
Property, equipment and software acquired under capital lease obligations	2,024	3,330	2,670	5,116
Vesting of early exercised options	39	36	64	133
Stock-based compensation capitalized in internal-use software costs	573	732	1,881	2,018

Rocket Fuel Inc.
UNAUDITED NON-GAAP MEASURES
(In thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Non-GAAP net revenue	$62,628	$68,163	$190,860	$197,846
Non-GAAP adjusted EBITDA	$6,587	$3,422	$8,181	$(8,810)
Non-GAAP adjusted net income (loss)	$(3,597)	$(6,957)	$(22,350)	$(39,233)
Non-GAAP adjusted diluted net income (loss) per share	$(0.08)	$(0.16)	$(0.51)	$(0.93)
Non-GAAP operating expenses	$56,041	$64,741	$182,679	$206,656
Non-GAAP free cash flow	$3,837	$5,607	$(2,741)	$(17,615)

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP REVENUE TO NON-GAAP NET REVENUE
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue	$109,720	$111,836	$331,433	$336,235
Less: Media costs	47,092	43,673	140,573	138,389
Non-GAAP net revenue	$62,628	$68,163	$190,860	$197,846

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net loss	$(10,735)	$(136,591)	$(48,201)	$(197,864)
Adjustments:
Interest expense	1,082	1,087	3,351	3,472
Income tax provision (benefit)	171	213	686	942
Amortization of intangibles	4,026	5,799	12,280	14,253
Amortization of capitalized software	2,891	2,027	7,924	5,471
Depreciation	5,629	6,229	17,487	18,354
Stock-based compensation expense	3,112	6,307	12,004	20,188
Other (income) expense, net	411	797	1,083	2,309
Restructuring expense (credit), net	—	—	1,567	6,471
Payroll tax expense related to stock-based compensation	—	33	—	73
Impairment of goodwill	—	117,521	—	117,521
Total adjustments	17,322	140,013	56,382	189,054
Non-GAAP adjusted EBITDA	$6,587	$3,422	$8,181	$(8,810)

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP NET LOSS TO NON-GAAP ADJUSTED NET INCOME (LOSS)
(In thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net loss	$(10,735)	$(136,591)	$(48,201)	$(197,864)
Stock-based compensation expense	3,112	6,307	12,004	20,188
Amortization of intangible assets	4,026	5,799	12,280	14,253
Restructuring expense (credit), net	—	—	1,567	6,471
Tax impact of the above items	—	7	—	198
Impairment of goodwill	—	117,521	$—	117,521
Non-GAAP adjusted net income (loss)	$(3,597)	$(6,957)	$(22,350)	$(39,233)

Basic and diluted net income (loss) per share attributable to common stockholders	$(0.24)	$(3.19)	$(1.09)	$(4.67)

Non-GAAP adjusted net income (loss) per diluted share	$(0.08)	$(0.16)	$(0.51)	$(0.93)

Weighted average shares used in computing non-GAAP adjusted net income (loss) per diluted share	44,353	42,763	44,167	42,350

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP TOTAL COSTS AND EXPENSES TO NON-GAAP OPERATING EXPENSES
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Total costs and expenses	$118,791	$246,330	$374,514	$527,376
Less media costs	47,092	43,673	140,573	138,389
Adjustments:
Amortization of intangibles	4,026	5,799	12,280	14,253
Amortization of capitalized software	2,891	2,027	7,924	5,471
Depreciation	5,629	6,229	17,487	18,354
Stock-based compensation	3,112	6,307	12,004	20,188
Restructuring expense (credit), net	—	—	1,567	6,471
Payroll tax expense related to stock based compensation	—	33	—	73
Impairment of goodwill	—	117,521	—	117,521
Total adjustments	15,658	137,916	51,262	182,331
Non-GAAP operating expenses	$56,041	$64,741	$182,679	$206,656

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO NON-GAAP FREE CASH FLOW
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Cash provided by (used in) operating activities	8,310	9,478	10,711	2,389
Less: Purchases of property, equipment and software	(1,977)	(712)	(5,032)	(10,797)
Less: Capitalized internal-use software development costs	(2,496)	(3,159)	(8,420)	(9,207)
Non-GAAP free cash flow	$3,837	$5,607	$(2,741)	$(17,615)